UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 6, 2014, the Board of Directors of Apricus Biosciences, Inc. (the "Company") approved (i) annual increases in the base salaries for those officers identified below, (ii) the payment of annual cash bonus awards for fiscal 2013 for the same officers and (iii) option grants for the same officers, each with a four year vesting period and an exercise price set at the closing price of the Company’s common stock on the date of grant. Salary increases will be effective as of January 1, 2014.

Name	Title	New Salary	Bonus Payment	Option Grant
Richard W. Pascoe	Chief Executive Officer	$455,000	$142,521	157,808
Steve Martin	Senior Vice President, Chief Financial Officer & Secretary	$320,000	$90,738	75,000
Edward Cox	Vice President of Business Development	$195,000	$46,665	50,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: February 10, 2014	By:	/s/ Steve Martin
Name: Steve Martin
Title: Senior Vice President, Chief Financial Officer & Secretary

3